Exhibit 99.4


UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION OF THE COMPANY


The following unaudited pro forma consolidated financial information gives effect to the acquisition of BL&P Engineers, Inc. ("BL&P") by HLM Design, Inc. ("HLMD") as if it had occurred on May 1, 1998 and May 1, 1999, respectively, in the case of the Unaudited Pro Forma Consolidated Statements of Income of the Company for the fiscal year ended April 30, 1999 and the nine months ended January 28, 2000, and on January 28, 2000, in the case of the Unaudited Pro Forma Consolidated Balance Sheet of the Company.

The acquisition will be accounted for using the purchase method of accounting. The total cost of the acquisition has been preliminarily allocated to the acquired assets and assumed liabilities on the assumption that the historical amounts of assets and liabilities recorded in the accompanying pro forma financial information approximate their respective fair values. The actual allocation of purchase cost, however, and the resulting effect on income may differ from the pro forma amounts included herein.

The pro forma consolidated financial data is presented for illustrative purposes only and is not necessarily indicative of what the Company's financial position or results of operations would have been had the transaction occurred as of the above-referenced dates or of the financial position or results that may be reported by the Company in the future.

The pro forma consolidated financial information should be read in conjunction with the historical consolidated financial statements of HLMD and other historical financial statements of BL&P and the footnotes thereto.

HLM DESIGN, INC. AND AFFILIATES
PROFORMA CONSOLIDATED STATEMENT OF INCOME (FOR THE ACQUISITION)
FOR THE YEAR ENDED APRIL 30, 1999
(Unaudited)

                                                                          Historical
                                                                ----------------------------
                                                                                       BL&P
                                                                     HLM            Engineers          ProForma
                                                                Design, Inc.           Inc.          Adjustments          ProForma
                                                                ------------        ---------        -----------          --------
REVENUES:
Fee Income                                                     $ 29,299,883       $ 4,417,430           785,375  (1)     34,502,688
Reimbursable Income                                               8,457,770            88,258               -             8,546,028
                                                                 ----------        ----------        ----------          ----------
     Total Revenues                                              37,757,653         4,505,688           785,375          43,048,716
                                                                 ----------        ----------        ----------          ----------
CONSULTANT EXPENSE                                                7,525,208             5,109               -             7,530,317
                                                                 ----------        ----------        ----------          ----------

PROJECT EXPENSES:
  Direct Expenses                                                   742,633           669,573            21,621           1,433,827
  Reimbursable expenses                                           1,504,094            43,063               -             1,547,157
                                                                 ----------        ----------        ----------          ----------
    Total project expenses                                        2,246,727           712,636            21,621           2,980,984
                                                                 ----------        ----------        ----------          ----------
NET PRODUCTION INCOME                                            27,985,718         3,787,943           763,754          32,537,415
DIRECT LABOR                                                      8,139,460         1,643,030           616,523  (1)     10,399,013
INDIRECT EXPENSES                                                17,110,728         1,531,098            73,256  (2)     18,715,082
                                                                 ----------        ----------        ----------          ----------
OPERATING INCOME                                                  2,735,530           613,815            73,975           3,423,320
                                                                 ----------        ----------        ----------          ----------

OTHER EXPENSE:
   Interest Expense, net                                            719,611            61,383           388,426  (3)      1,169,420
   Other income                                                           -            (9,107)              -                (9,107)
                                                                 ----------        ----------        ----------          ----------

     Total Other Expense                                            719,611            52,276           388,426           1,160,313
                                                                 ----------        ----------        ----------          ----------

INCOME  BEFORE INCOME TAXES AND EXTRAORDINARY
 ITEM                                                             2,015,919           561,539          (314,451)          2,263,007
INCOME TAX                                                          942,707           210,128          (117,668) (4)      1,035,167
                                                                 ----------        ----------        ----------          ----------

NET INCOME BEFORE MINORITY INTEREST AND
    EXTRAORDINARY ITEM                                            1,073,212           351,411          (196,783)          1,227,840
MINORITY INTEREST IN EARNINGS                                           326               -                 -                   -
                                                                 ----------        ----------        ----------          ----------

NET INCOME BEFORE EXTRAORDINARY ITEM                              1,072,886           351,411          (196,783)          1,227,840
EXTRAORDINARY ITEM FOR EARLY
 EXTINGUISHMENT OF DEBT, NET OF TAX OF $171,842                     280,849               -                 -               280,849
                                                                 ----------        ----------        ----------          ----------

NET INCOME                                                        $ 792,037         $ 351,411        $ (196,783)          $ 946,991
                                                                 ==========        ==========        ==========          ==========

NET INCOME  PER SHARE
  Basic                                                              $ 0.39                                                  $ 0.45
                                                                 ==========                                              ==========
  Diluted                                                            $ 0.39                                                  $ 0.45
                                                                 ==========                                              ==========

NUMBER OF SHARES USED TO COMPUTE PER SHARE DATA
  Basic                                                           2,048,974                                               2,098,974
                                                                 ==========                                              ==========
  Diluted                                                         2,048,974                                               2,098,974
                                                                 ==========                                              ==========

See notes to proforma financial statements.

    Unaudited ProForma Consolidated Statement of Income (For the Acquisition)
                        For the Year Ended April 30, 1999



(1) Reflects the change in revenue recognition from the method used by BL&P, which was the percentage of completion method for longer term contracts (those six months in duration or longer) and the completed contract method for the contracts with shorter durations to the HLMD method, which is the percentage of completion method for all contracts.

(2) Reflects the amortization over a period of 25 years of approximately $4.0 million in goodwill as a result of the acquisition of BL&P.

(3) Reflects an increase in interest expense for subordinated promissory notes as well as a borrowing made under the Company's line of credit to fund the acquisition of BL&P.

(4) Reflects the net decrease in the provision for income taxes resulting from adjustments (1) through (3) above, computed using the historical effective income tax rate of BL&P.

HLM DESIGN, INC. AND AFFILIATES
PROFORMA CONSOLIDATED BALANCE SHEET (FOR THE ACQUISITION)
AS OF JANUARY 28, 2000
(Unaudited)

                                                                                         Historical
                                                                              ------------------------------
                                                                                                    BL&P
                                                                                   HLM            Engineers       ProForma
ASSETS:                                                                       Design, Inc.           Inc.        Adjustments
                                                                              ------------        ----------     -----------
Current Assets:
Cash and cash equivalents                                                        $ 83,700          $ 70,322            -
Trade and other receivables, less allowance for doubtful accounts
  of $401,641 and 337,119, respectively                                         9,913,959         1,667,723            -
Costs and estimated earnings in excess of billings on uncompleted contracts     8,707,771           414,765         60,418      (1)
Costs incurred under completed contract method                                                      627,154       (627,154)     (1)
Prepaid expenses and other                                                        581,895            12,916            -
                                                                               ----------        ----------     -----------
  Total current assets                                                         19,287,325         2,792,880       (566,736)
                                                                               ----------        ----------     -----------
Other Assets:
Goodwill, net                                                                   8,227,620               -        1,776,453      (4)
Other                                                                             938,942             5,921            -
                                                                               ----------        ----------     -----------
  Total other assets                                                            9,166,562             5,921      1,776,453
                                                                               ----------        ----------     -----------
Property and equipment, net                                                     2,452,053           406,162        (78,037)     (2)
                                                                               ----------        ----------     -----------
TOTAL ASSETS                                                                  $30,905,940        $3,204,963     $1,131,680
                                                                               ==========        ==========     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current Liabilities:
Current maturities of long-term debt and capital lease obligations             $1,325,363          $ 98,620        (98,620)     (5)
Accounts payable                                                                8,012,710           121,756            -
Billings in excess of costs and estimated earnings on uncompleted projects      1,106,050            86,735        207,205      (1)
Accrued construction administration costs for contracts
   under completed contract method                                                    -             160,106       (160,106)     (1)
Billings for contracts under completed contract method                                -           1,081,106     (1,081,106)     (1)
Accrued expenses and other                                                      3,043,305           121,019            -
                                                                               ----------        ----------     -----------
 Total current liabilities                                                     13,487,428         1,669,342     (1,132,627)
                                                                               ----------        ----------     -----------
LONG-TERM DEBT AND OTHER                                                        7,724,009           767,234      2,732,766      (5)
                                                                               ----------        ----------     -----------
TOTAL LIABILITIES                                                              21,211,437         2,436,576      1,600,139
                                                                               ----------        ----------     -----------

STOCKHOLDERS' EQUITY:

Common stock                                                                        2,355            10,000         (9,950)     (4)
Preferred stock                                                                                         100           (100)     (3)
Additonal paid in capital and other                                             7,431,962            43,895        212,305      (4)
Retained earnings                                                               2,259,354         1,242,699     (1,199,021) (1)-(5)
Treasury stock                                                                        -            (528,307)       528,307      (3)
Other comprehensive income                                                            832               -              -
                                                                               ----------        ----------     -----------
TOTAL STOCKHOLDERS' EQUITY                                                      9,694,503           768,387       (468,459)
                                                                               ----------        ----------     -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                    $30,905,940        $3,204,963     $1,131,680
                                                                               ==========        ==========     ===========


ASSETS:                                                                               ProForma
                                                                                      --------
Current Assets:
Cash and cash equivalents                                                               154,022
Trade and other receivables, less allowance for doubtful accounts
  of $401,641 and 337,119, respectively                                              11,581,682
Costs and estimated earnings in excess of billings on uncompleted contracts           9,182,954
Costs incurred under completed contract method                                                -
Prepaid expenses and other                                                              594,811
                                                                                     ----------
  Total current assets                                                               21,513,469
                                                                                     ----------
Other Assets:
Goodwill, net                                                                        10,004,073
Other                                                                                   944,863
                                                                                     ----------
  Total other assets                                                                 10,948,936
                                                                                     ----------
Property and equipment, net                                                           2,780,178
                                                                                     ----------
TOTAL ASSETS                                                                        $35,242,583
                                                                                     ==========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current Liabilities:
Current maturities of long-term debt and capital lease obligations                    1,325,363
Accounts payable                                                                      8,134,466
Billings in excess of costs and estimated earnings on uncompleted projects            1,399,990
Accrued construction administration costs for contracts
   under completed contract method                                                            -
Billings for contracts under completed contract method                                        -
Accrued expenses and other                                                            3,164,324
                                                                                     ----------
 Total current liabilities                                                           14,024,143
                                                                                     ----------
LONG-TERM DEBT AND OTHER                                                             11,224,009
                                                                                     ----------
TOTAL LIABILITIES                                                                    25,248,152
                                                                                     ----------

STOCKHOLDERS' EQUITY:

Common stock                                                                              2,405
Preferred stock                                                                               -
Additonal paid in capital and other                                                   7,688,162
Retained earnings                                                                     2,303,032
Treasury stock                                                                                -
Other comprehensive income                                                                  832
                                                                                     ----------
TOTAL STOCKHOLDERS' EQUITY                                                            9,994,431
                                                                                     ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                          $35,242,583
                                                                                     ==========

See notes to proforma financial statements.

  Notes to Unaudited ProForma Consolidated Balance Sheet (For the Acquisition)
                             As of January 28, 2000


(1) Reflects the change in revenue recognition from the method used by BL&P, which was for longer term contracts (those six months in duration or longer) the percentage of completion was used and for the contracts with shorter durations the completed contract method was used, to the HLMD method, which is for all contracts the percentage of completion method is used.

(2)  Reflects the sale of certain assets prior to the acquisition of BL&P.

(3) Reflects redemption preferred stock and retirement of treasury stock of BL&P.

(4) Reflects the acquisition of BL&P by HLMD effective April 29, 2000 and the preliminary allocation of purchase price of BL&P based on the estimated fair value of the net assets acquired. This assumes that the historical amounts of assets and liabilities recorded by BL&P as of January 28, 2000 represent their fair values at that date. The amount of the goodwill and the corresponding amortization actually recorded may ultimately differ from these amounts, depending upon the actual fair value of net assets acquired upon consummation of the acquisition. The estimated purchase price allocation consists of the following:


     Cash paid for BL&P                                       $1,460,000
     Subordinated debt issued                                  2,040,000
     Issuance of 50,000 shares of HLM
        common stock                                             256,250
     BL&P debt paid at closing                                   767,234
                                                               ---------
     Total purchase cost                                      $4,523,484

         Less estimated fair value of net assets acquired      2,692,089
                                                               ---------

     Goodwill                                                 $1,831,395
                                                              ==========


(5) Reflects the borrowing made under HLMD's line of credit to fund the acquisition of BL&P, and subordinated debt issued net of the debt of BL&P, which was repaid as of the acquisition date as summarized below:


     Subordinated debt issued                                 $2,040,000
     Line of credit proceeds                                   2,227,234
                                                              ----------

     Total proceeds                                           $4,267,234

     Less: Payoff of BL&P Debt                                  (767,234)
                                                              ----------

     Debt outstanding                                         $3,500,000
                                                              ==========

     Cash paid for BL&P                                       $1,460,000
     Payoff of BL&P debt                                         767,234
                                                              ----------

     Line of credit drawn                                     $2,227,234
                                                              ==========

HLM DESIGN, INC. AND AFFILIATES
PROFORMA CONSOLIDATED STATEMENT OF INCOME (FOR THE ACQUISITION)
FOR THE NINE MONTHS ENDED JANUARY 28, 2000
(Unaudited)

                                                                  Historical
                                                        -----------------------------
                                                                              BL&P
                                                             HLM            Engineers          ProForma
                                                        Design, Inc.          Inc.            Adjustments            ProForma
                                                        ------------        ---------         -----------            --------
REVENUES:
Fee Income                                            $ 35,212,629       $ 4,349,150            569,623  (1)       40,131,402
Reimbursable Income                                      2,883,291           138,463                  -             3,021,754
                                                        ----------        ----------         ----------            ----------
     Total Revenues                                     38,095,920         4,487,613            569,623            43,153,156
                                                        ----------        ----------         ----------            ----------
CONSULTANT EXPENSE                                      10,782,675             1,500                  -            10,784,175
                                                        ----------        ----------         ----------            ----------
PROJECT EXPENSES:
  Direct Expenses                                          587,959           325,148             22,325               935,432
  Reimbursable expenses                                  1,564,673           166,907                  -             1,731,580
                                                        ----------        ----------         ----------            ----------
    Total project expenses                               2,152,632           492,055             22,325             2,667,012
                                                        ----------        ----------         ----------            ----------
NET PRODUCTION INCOME                                   25,160,613         3,994,058            547,298            29,701,969
DIRECT LABOR                                             7,403,527         1,219,121            480,810  (1)        9,103,458
INDIRECT EXPENSES                                       15,701,374         1,645,042             73,256  (2)       17,419,672
                                                        ----------        ----------         ----------            ----------
OPERATING INCOME                                         2,055,712         1,129,895             (6,768)            3,178,839
                                                        ----------        ----------         ----------            ----------
OTHER EXPENSE:
   Interest Expense, net                                   757,893            48,732            291,319  (3)        1,097,944
   Other                                                         -            25,117                  -                25,117
                                                        ----------        ----------         ----------            ----------
     Total Other Expense                                   757,893            73,849            291,319             1,123,061
                                                        ----------        ----------         ----------            ----------
INCOME  BEFORE INCOME TAXES                              1,297,819         1,056,046           (298,087)            2,055,778
INCOME TAX                                                 608,858           395,905           (111,751) (4)          893,012
                                                        ----------        ----------         ----------            ----------
NET INCOME                                               $ 688,961         $ 660,141         $ (186,336)          $ 1,162,766
                                                        ==========        ==========         ==========            ==========

NET INCOME  PER SHARE
  Basic and diluted                                         $ 0.29                                                     $ 0.48
                                                        ==========                                                 ==========
NUMBER OF SHARES USED TO COMPUTE PER SHARE DATA
  Basic and diluted                                      2,351,702                                                  2,401,702
                                                        ==========                                                 ==========


See notes to proforma financial statements.

     Notes to Unaudited ProForma Consolidated Statement of Income (For the
            Acquisition) For the Nine Months Ended January 28, 2000


(1) Reflects the change in revenue recognition from the method used by BL&P, which was the percentage of completion method for longer term contracts (those six months in duration or longer) and the completed contract method for the contracts with shorter durations to the HLMD method, which is the percentage of completion method for all contracts.

(2) Reflects the amortization over a period of 25 years of approximately $4.0 million in goodwill as a result of the acquisition of BL&P.

(3) Reflects an increase in interest expense for subordinated promissory notes as well as a borrowing made under the Company's line of credit to fund the acquisition of BL&P.

(4) Reflects the net decrease in the provision for income taxes resulting from adjustments (1) through (3) above, computed using the historical effective income tax rate of BL&P.